                                                                       Exhibit 4

                            SECOND AMENDING AGREEMENT

THIS SECOND AMENDING AGREEMENT (the "Agreement") made as of the 28th day of November, 2001 is entered into by and among Telesystem International Wireless Inc. (the "Company"), The Bank of Nova Scotia Trust Company of New York, as Trustee under the below-mentioned indentures (the "Trustee"), U.F. Investments (Barbados) Ltd., as holder of all outstanding Series A Debentures (as defined below), and J.P. Morgan Partners (BHCA), L.P., Asia Opportunity Fund, L.P., CAIP Co-Investment Fund Parallel Fund (I) C.V., CAIP Co-Investment Parallel Fund (II) C.V. and J.P. Morgan Asia Investment Partners, L.P., as holders of all outstanding Series B Debentures (as defined below), in connection with the amendment of (i) that certain Indenture (the "Original Series A Indenture") entered into between the Company and the Trustee on March 8, 2000 providing for the issuance of 7.75% Convertible Debentures, Series A (the "Series A Debentures"), as such Indenture has been amended by (a) an Amending Agreement dated as of the 12th day of May, 2000 between the Company, the Trustee, U.F. Investments (Barbados) Ltd. and CCP Overseas Equity Partners I, LLP (the "First Amending Agreement"), (b) an instrument in writing in the form of a waiver letter dated May 31, 2001, executed by the Company and U.F. Investments (Barbados) Ltd. and (c) an instrument in writing in the form of a waiver letter dated August 28, 2001, executed by the Company and U.F. Investments (Barbados) Ltd. (the instruments in writing referred to in (b) and (c) above collectively, the "Series A Amendments", together with the Original Series A Indenture and the First Amending Agreement, the "Series A Indenture"), (ii) that certain Indenture (the "Original Series B Indenture") entered into between the Company and the Trustee on March 8, 2000 providing for the issuance of 7.75% Convertible Debentures, Series B (the "Series B Debentures"), as such Indenture has been amended by (a) the First Amending Agreement, (b) an instrument in writing in the form of a waiver letter dated May 31, 2001, executed by the Company and J.P Morgan Partners (BHCA), L.P. (on behalf of itself and the other holders of Series B Debentures) and (c) an instrument in writing in the form of a waiver letter dated August 28, 2001, executed by the Company and J.P Morgan Partners
(BHCA), L.P. (on behalf of itself and the other holders of the Series B Debentures) (the instruments in writing referred to in (b) and (c) above collectively, the "Series B Amendments", together with the Original Series B Indenture and the First Amending Agreement, the "Series B Indenture").

WHEREAS, the Company has issued, pursuant to the Series A Indenture, US$150,000,000 principal amount Series A Debentures;

WHEREAS, the Company has issued, pursuant to the Series B Indenture, US$150,000,000 principal amount Series B Debentures;

WHEREAS, the Company proposes to amend the terms of the Series A Indenture and the Series A Debentures and to exchange the Series A Debentures to reflect the amended terms and conditions stipulated in this Agreement, as well as the amended terms and conditions of the Series A Amendments;

WHEREAS, the Company proposes to amend the terms of the Series B Indenture and the Series B Debentures and to exchange the Series B Debentures to reflect the amended terms and conditions stipulated in this Agreement, as well as the amended terms and conditions of the Series B Amendments;

WHEREAS, the Holder (as defined in the Series A Indenture) of all outstanding Series A Debentures agrees to such amendments and the exchange of the Series A Debentures and by its execution of this Agreement wishes to confirm it has provided the Trustee and the Company with an instrument in writing signed by such Holder expressing its agreement to modify the Series A Indenture, to reflect the amended terms and conditions of the Series A Indenture effected pursuant to the Series A Amendments and to proceed to the exchange of the Series A Debentures, in each case in accordance with the provisions of Section 11.11 and Section 11.15 of the Series A Indenture;

WHEREAS, the Holders (as defined in the Series B Indenture) of all outstanding Series B Debentures agree to such amendments and the exchange of the Series B Debentures and by their execution of this Agreement confirm they have provided the Trustee and the Company with an instrument in writing signed by such Holders expressing their agreement to modify the Series B Indenture, to reflect the amended terms and conditions of the Series B Indenture effected pursuant to the Series B Amendments and to proceed to the exchange of the Series B Debentures, in each case in accordance with the provisions of Section 11.11 and Section
11.15 of the Series B Indenture.

NOW THEREFORE, IN CONSIDERATION of the premises and mutual covenants contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:

1.      INTERPRETATION

                1.1 This Agreement is declared to be supplemental to the Series A Indenture and is to form part thereof in accordance with Section 12.4 of the Series A Indenture.

                1.2 This Agreement is declared to be supplemental to the Series B Indenture and is to form part thereof in accordance with Section 12.4 of the Series B Indenture.

                1.3 Unless otherwise defined or unless there is something in the subject matter or the context inconsistent therewith, all capitalized words and expressions used herein or in any deed, document or agreement supplemental or ancillary hereto shall have the meanings ascribed to them in the Series A Indenture or the Series B Indenture, as the case may be.

2.      AMENDMENT OF SERIES A INDENTURE.

        The Series A Indenture is hereby amended as follows:

                2.1 The definition of "Conversion Date" in Section 1.1(1) is deleted and replaced by the following definition:

                        "CONVERSION DATE" means the second Business Day following the date on which a duly completed Conversion Notice, together with the Debenture to be converted, is delivered by a Holder to the Trustee pursuant to Article 4 hereof or, as the case may be, means the Units Issuer Bid Closing Date."

                2.2 The definition of "Exercised Amount" in Section 1.1(1) is amended by replacing the reference to Section "4.3(1)" with "4.4(1)".

                2.3 The definition of "New Series A Debentures" in Section 1.1(1) is deleted and replaced by the following definition:

                        ""NEW SERIES A DEBENTURES" means the new 7.75% Convertible Debentures, Series A due 2010, in the form of Schedule "A" hereto, to be issued hereunder pursuant to the Exchange Offer by the Company in exchange for its outstanding 7.75% Convertible Debentures, Series A due 2010 issued on March 10, 2000 and pursuant to the Interest in Kind Right."

                2.4 The definition of "Recognized Exchange" in Section 1.1(1) is deleted and replaced by the following definition:

                        ""RECOGNIZED EXCHANGE" means any of The Toronto Stock Exchange, New York Stock Exchange, American Stock Exchange or NASDAQ."

                2.5 The definition of "Registered Amount" in Section 1.1(1) is amended by replacing the reference therein to Section "2.7(3)" with "4.4(1)".

                2.6 The definition of "Significant Subsidiaries" in Section 1.1(1) is deleted and replaced by the following definition:

                        "SIGNIFICANT SUBSIDIARIES" means Subsidiaries or Associates each of which, together with its Subsidiaries and Associates (i) for the most recent fiscal year of the Company, accounted for 10% or more of the consolidated revenues of the Company or (ii) as of the end of such fiscal year, was the owner of 10% or more of the consolidated assets of the Company, all as set forth on the most recently available consolidated financial statements of the Company for such fiscal year; provided, however, that each of Dolphin Telecom PLC and its Subsidiaries shall not be deemed a Significant Subsidiary so long as such entity (1) is not a

                        Restricted Subsidiary as such term is defined under the Indenture, the Indenture providing for the issue of the Concurrent Purchase Debentures (the "JPM INDENTURE") or the High Yield Indentures, respectively, (2) is not a Significant Subsidiary as such term is defined under the JPM Indenture, (3) is not a significant Group Member as such term is defined under the High Yield Indentures or
                        (4) does not cause or permit to exist a default or an event of default under the provisions of any documentation governing the terms of any other Indebtedness of the Company or any Restricted Subsidiary, which provisions are analogous to Sections 8.1(d), 8.1(e) and 8.1(f) of the Indenture."

                2.7 Section 1.1(1) is amended by adding the following definitions:

                        """CAPITALIZED INTEREST" means the interest accrued during the Interest Capitalization Period, but excludes the interest on Capitalized Interest."

                        "CONDITIONAL CONVERSION RATE" means, 495.77448, as adjusted from time to time pursuant to Article 5."

                        ""ESD INDENTURE" means the indenture dated as of February 15, 1999 between the Issuer and Montreal Trust Company of Canada providing for the issue of the Equity Subordinated Debentures, as amended from time to time."

                        ""ESD ISSUER BID" means the issuer bid launched by the Company to repurchase its outstanding Equity Subordinated Debentures."

                        ""ESD CONSENT SOLICITATION" means the consent solicitation launched concurrently with the ESD Issuer Bid to amend the terms of the ESD Indenture."

                        ""ESD INDENTURE AMENDMENT" means the execution of an amended ESD Indenture pursuant to the ESD Consent Solicitation whereby holders of 66 2/3% or more of the Equity Subordinated Debentures shall have consented to the amendments proposed to the ESD Indenture, provided that such date shall not be later than the 10th calendar day following the ESD Issuer Bid Expiry Date."

                        ""ESD ISSUER BID EXPIRY DATE" means the date that is 35 calendar days following the ESD Issuer Bid Launch Date or, if the ESD Issuer Bid has been extended for one further period of 10 calendar days in accordance with its terms, the date that is 45 calendar days following the ESD Issuer Bid Launch Date."

                        ""ESD ISSUER BID LAUNCH DATE" means the date on which the Issuer shall mail the offer to purchase and offering circular pertaining to the ESD Issuer Bid to registered holders of the Equity Subordinate Debentures, which date shall not be later than November 30, 2001."

                        ""EXCHANGE NOTE INDENTURE" means the indenture dated as of September 18, 2001 between the Company, as Issuer, and The Bank of Nova Scotia Trust Company of New York, as Trustee, but not including any amendments, modifications, supplements, renewals, extensions or restatements thereof."

                        ""EXCHANGE NOTES" means the 14% Senior Guaranteed Notes due December 30, 2003 issued by the Company pursuant to the Exchange Note Indenture, but not including any amendments, modifications, supplements, renewals, extensions or restatements thereof."

                        ""INTEREST CAPITALIZATION PERIOD" means the period extending from and including March 9, 2001 up to and including September 8, 2001."

                        "MASTER AND PURCHASE AGREEMENT" means the agreement between the Company, the Holders, Capital Communications CDPQ Inc. and Telesystem Ltd, dated as of November -, 2001, providing for the issue and sale of up to $90,000,000 in special warrants and up to $15,000,000 in Subordinate Voting Shares pursuant to the exercise of a purchase warrant and whereby the Issuer and the Holders have agreed to enter into this Agreement, among other things, in the context of a recapitalization plan of the Company.

                        ""MULTIPLE VOTING SHARES" means the multiple voting shares in the capital of the Company."

                        ""NASDAQ" means the Nasdaq National Market or the Nasdaq Small Cap Market."

                        ""UNITS" means the units each of which is comprised of one Class A subordinate voting share of ClearWave N.V. and an option to purchase 0.2 of a Subordinate Voting Share by surrending the Unit to the Company, which Units were offered by the Company pursuant to a prospectus dated January 15, 2001."

                        ""UNITS ISSUER BID" means the exchange issuer bid to be launched by the Company on or before December 14, 2001 to exchange its outstanding Units for Subordinate Voting Shares on the basis of 5.46 Subordinate Voting Shares per Unit."

                        ""UNITS ISSUER BID CLOSING DATE" means the date on which the Units tendered under the Units Issuer Bid are taken up by the Company and exchanged for Subordinate Voting Shares pursuant to the terms of the Units Issuer Bid, provided that such date shall not be later than the 10th calendar day following the Units Issuer Bid Expiry Date."

                        ""UNITS ISSUER BID EXPIRY DATE" means the date that is 35 calendar days following the Units Issuer Bid Launch Date or, if the Units Issuer Bid has been extended for one further period of 10 calendar days in accordance with its terms, the date that is 45 calendar days following the Units Issuer Bid Launch Date."

                        ""UNITS ISSUER BID LAUNCH DATE" means the date on which the Issuer shall mail the offer to purchase and offering circular pertaining to the Units Issuer Bid to registered holders of the Units, which date shall not be later than December 14, 2001."

                2.8 The first paragraph of Section 2.3 is deleted and replaced by the following:

                        Each Debenture issued hereunder, whether issued originally, in exchange for another Debenture pursuant to Sections 2.13, 3.10 or 4.3 hereof, pursuant to the Exchange Offer or pursuant to the Interest in Kind Right, shall bear interest daily from and including March 10, 2000 (or in the case of any Debentures issued pursuant to the Interest in Kind Right, daily from and including their date of issue), or from and including the last Interest Payment Date on which interest shall have been paid or made available for payment on the outstanding Debentures, whichever shall be the later, to but excluding the earlier of:"

                2.9 Section 2.13 is amended by replacing the reference therein to Section "4.3" with "4.4".

                2.10 Sections 4.2 to 4.6 are deleted and replaced with the following:

                        "4.2 Conditional Conversion.

                        Subject to the ESD Indenture Amendment, each Holder shall convert, on the Units Issuer Bid Closing Date and simultaneously with the conversion of all outstanding Multiple Voting Shares into Subordinate Voting Shares, all of its outstanding Debentures plus any and all accrued but unpaid interest thereon, excluding the interest on such accrued interest, into that number of fully paid and non-assessable Subordinate Voting Shares equal to the product of (i) the quotient obtained by dividing the principal amount of Debentures outstanding plus the Capitalized Interest by $1,000 and (ii) the Conditional Conversion Rate. For the avoidance of doubt, following the conditional conversion provided in this
                        Section 4.2, any interest accrued from and including September 9, 2001 and up to and including the Conversion Date, but excluding the interest on the Capitalized Interest, shall be deemed cancelled and waived and shall not, then or in the future, be due and payable.

                        4.3     Conversion Procedure.

                        (1) In order to exercise the conversion privilege herein provided for at Section 4.1 or following the conditional conversion provided for at

                                Section 4.2, the Holder of any Debenture converted pursuant to Section 4.2 or to be converted pursuant to Section 4.1 shall surrender such Debenture to the Trustee at its corporate trust office in New York City or at such other place or places if any that are designated by the Company with the approval of the Trustee, with, in the case of a conversion pursuant to Section 4.1, the notice of exercise in the form of Schedule "C-2" (a "CONVERSION NOTICE") duly completed by such Holder or such Holder's duly authorized executors, administrators or other legal representative or attorney duly appointed by any individual in writing in the form and executed in the manner satisfactory to the Trustee acting reasonably, specifying the portion of the principal amount thereof which is to be converted. If any Subordinate Voting Shares into which such Debenture is to be converted are to be issued to a person or persons other than the registered Holder of such Debenture, such Debenture shall be accompanied by payment from the Holder to the Trustee of any transfer tax or government or other charge which may be payable by reason thereof. The completion by the Holder of any Debenture of the Conversion Notice, as the case may be, and the surrender of said Debenture shall be deemed and constitute a contract between the Holder of such Debenture (or such Holder's executors, administrators of other legal representative or attorney duly appointed, as the case may be) and the Company whereby:

                        (a) the Holder of such Debenture subscribes for the number of Subordinate Voting Shares which it shall be entitled to receive upon such conversion;

                        (b) the Holder of such Debenture releases the Company from all liability thereon or from all liability with respect to the portion of the principal amount thereof to be converted, as the case may be; and

                        (c) the Company agrees that the surrender of such Debenture for conversion constitutes full payment of the subscription price for the Subordinate Voting Shares issuable on such conversion.

                        (2) On the Conversion Date, the Company shall ensure that the following conditions are met (unless waived by the converting Holder):

                        (a) the Subordinate Voting Shares to be issued upon conversion are to be freely tradeable and free of resale restrictions under Applicable Securities Legislation in Canada;

                        (b) the listing of such additional Subordinate Voting Shares on each Recognized Exchange on which the Subordinate Voting Shares are then listed;

                        (c) the Company being a reporting issuer in good standing under Applicable Securities Legislation in Canada when the distribution of such Subordinate Voting Shares occurs;

                        (d) no Event of Default shall have occurred and be continuing;

                        (e) the receipt by the Trustee of an Officers' Certificate stating that conditions (a), (b),
                                (c) and (d) above have been satisfied and setting forth the number of Subordinate Voting Shares to be delivered for each US$1,000 principal amount of Debentures; and

                        (f) the receipt by the Trustee of an Opinion of Counsel to the effect that such Subordinate Voting Shares have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the principal amount of the Debentures outstanding, will be validly issued, fully paid and non-assessable, that conditions (a) and (b) above have been satisfied and that, relying exclusively on certificates of good standing issued by the relevant securities authorities, condition (c) above is satisfied, except that the opinion need not be expressed with respect to those provinces which do not issue such certificates.

                4.4     Completion of Conversion.

                        (1) Subject to section 4.5, the Company shall deliver to the Trustee on account of the Holder for delivery to each Holder who has elected to convert such Holder's Debentures pursuant to section 4.1 or whose Debentures were converted pursuant to Section 4.2, as soon as practicable after the surrender of such Holder's Debentures in accordance with this Article 4, for each US$1,000 principal amount of Debentures which the Holder has elected or is deemed to have elected to convert (a) certificates for the Subordinate Voting Shares to which the Holder is entitled (which shall be made available to such Holder no later than the second Business Day following the Conversion Date), (b) interest accrued on such Debentures from the last date to which interest has been paid on such Debentures to, but excluding, the Conversion Date, (c) if the Holder has elected to convert a principal amount of Debentures (the "EXERCISED AMOUNT") which is less than the principal amount of all Debentures of which such person is the Holder immediately prior to such exercise (the "REGISTERED AMOUNT"), Debenture(s) registered in the name of such Holder in an aggregate principal amount equal to the amount by which the registered amount exceeds the exercised amount and (d) cash in lieu of any fractional Subordinate Voting Shares.

                        (2) All Debentures converted in whole or in part shall be delivered to and cancelled by the Trustee in accordance with Article 9 and the Trustee shall amend the register maintained by it pursuant to section 2.10 accordingly.

                        (3) The Company shall pay to the Trustee sufficient funds, by certified cheque or bank draft, in a timely manner, to permit the Trustee, on behalf of the Company, to make the interest payment, if any, required by section 4.4 and the payments, if any, required by section 4.5.

                        4.5     Fractional Shares.

                                No fractional Subordinate Voting Shares shall be delivered upon the conversion of Debentures but, in lieu thereof, the Company shall pay to the Trustee on account of the Holders, at the cash equivalent thereof in US Dollars (determined on the basis of the U.S. Currency Equivalent of the Weighted Average Trading Price of the Subordinate Voting Shares on the Business Day preceding the Conversion Date).

                        4.6     Relating to the Issue of Subordinate Voting
                                Shares.


                        (1) A Holder shall be treated as the shareholder of record of the Subordinate Voting Shares issued on conversion of his Debentures and the conversion shall be deemed to have occurred for all purposes, effective as of the Conversion Date, and to have become entitled to all substitutions therefor, all income earned thereon or accretions thereto and all dividends or distributions (including stock dividends and dividends or distributions in kind) thereon and arising thereafter and before such Subordinate Voting Shares are delivered or sent and in the event that the Trustee receives the same, it shall hold the same in trust for the benefit of such Holder.

                        (2) The Company shall at all times reserve and keep available out of its authorized Subordinate Voting Shares (if the number thereof is or becomes limited) solely for the purpose of issue and delivery upon conversion of Debentures as provided herein, and issue to Debentureholders who may exercise their conversion rights hereunder, such number of Subordinate Voting Shares as shall be issuable in such event. All Subordinate Voting Shares which shall be so issuable shall be duly and validly issued as fully paid and non-assessable.

                        (3) The Company shall comply with all Applicable Securities Legislation regulating the issue and delivery of Subordinate Voting Shares upon conversion of Debentures, and shall cause to be listed and posted for trading such Subordinate Voting Shares on each Recognized Exchange on which the Subordinate Voting Shares are then listed.

                        4.7 Taxes and Charges on the Issue of Subordinate Voting Shares.

                                Except as otherwise provided in section 4.4(1), the Company shall from time to time promptly pay or make provision satisfactory to the Trustee for the payment of all taxes and charges which may be imposed by the laws of Canada or any province thereof (except income tax (other than taxes required to be deducted or withheld as provided in section 2.7) or security transfer tax, if any) which shall be payable with respect to the issuance or delivery of Subordinate Voting Shares to Holders upon the conversion of Debentures pursuant to the terms of the Debentures and of this Indenture. The Company shall pay or hold the Trustee and each Holder harmless from all fees and expenses incurred in complying with applicable laws with respect to the issuance of Subordinate Voting Shares (including of the filing fees incurred in complying with the Hart-Scott-Rodino Antitrust Improvements Act of 1976), if necessary."

                2.11    Section 5.1 is deleted and replaced by the following:

                                "Adjustment Upon Consolidation or Subdivision.

                                If and whenever at any time after the date hereof, the outstanding Subordinate Voting Shares are subdivided or redivided into a greater number of Subordinate Voting Shares or are reduced, combined or consolidated into a smaller number of Subordinate Voting Shares, but excluding any such transaction contemplated in the Master and Purchase Agreement (each such event being referred to in this section as a "CHANGE"), the Subordinate Voting Share Rate and the Conditional Conversion Rate in effect immediately prior to such action shall thereafter be adjusted to the number of Subordinate Voting Shares which a Holder of that number of Subordinate Voting Shares equal to the Subordinate Voting Share Rate and Conditional Conversion Rate, respectively (prior to such adjustment), would have been entitled to receive as a result of such change on the effective date of such change. Any adjustment made shall become effective immediately after the effective date of such division or combination."

                2.12    Section 5.3 is deleted and replaced by the following:

                                "Adjustments as a Result of Certain
                                Distributions and Extraordinary Cash Dividends.

                                (1) If and whenever at any time after the date hereof the Company shall make a distribution of Distributed Property by way of a dividend, return of capital, rights offering, bonus issue or otherwise to Holders of all or substantially all of the Subordinate Voting Shares, but excluding any such transaction contemplated in the Master and Purchase Agreement, the Subordinate Voting Share Rate and the Conditional Conversion Rate, respectively, shall thereafter be equal to:

                                           1,000
                                         ---------
                                          (A - B)

                                where:

                                A       equals 1,000 divided by the Subordinate
                                Voting Share Rate, and the Conditional
                                Conversion Rate, respectively, in effect immediately prior to the distribution; and

                                B       is a number equal to the U.S. Currency
                                Equivalent of the value of the Distributed
                                Property in respect of each Subordinate Voting Share as determined by the Directors, acting reasonably, which determination shall be conclusive.

                                (2) If and whenever at any time after the date hereof payment of a cash dividend by the Company results in an Extraordinary Cash Dividend in respect of the calendar year in which the dividend was paid, but excluding any such transaction in the Master and Purchase Agreement, the Subordinate Voting Share Rate and the Conditional Conversion Rate, respectively, shall thereafter be equal to:

                                          1,000
                                        ---------
                                         (A - B)

                                where:

                                A       equals 1,000 divided by the Subordinate
                                Voting Share Rate, and the Conditional
                                Conversion Rate, respectively, in effect immediately prior to the payment of the Extraordinary Cash Dividend; and

                                B       is a number equal to the amount of the
                                U.S. Currency Equivalent of the Extraordinary Cash Dividend in respect of each Subordinate Voting Share.

                                (3) If and whenever at any time after the date hereof the Company issues Subordinate Voting Shares or securities convertible into or exchangeable for Subordinate Voting Shares, or grants, issues or offers options, rights or warrants to subscribe for or purchase Subordinate Voting Shares or securities convertible into or exchangeable for Subordinate Voting Shares (other than (i) options, rights or warrants (or Subordinate Voting Shares issued upon exercise of such options, rights or warrants) which constitute Distributed Property within the meaning of section 5.3 above, (ii) stock options (or Subordinate Voting Shares issued upon exercise of such stock options) issued to directors, officers, employees or consultants of the Company, its Affiliates or any company in which the Corporation holds directly or indirectly more than 10% of the equity, the whole as permitted under Stock Option Plans in place from time to time, (iii) discounts negotiated at arms' length with underwriters in the context of distributions of the Company's securities to the public, (iv) pursuant to the exercise of conversion rights granted by the Company prior to the date of this Indenture or pursuant to the Debentures or Concurrent Purchase Debentures, (v) in connection with mergers and acquisitions (including to buy out minority interests in Subsidiaries or (vi) pursuant to any transactions contemplated in the Master and Purchase Agreement)), in any case where the price of such Subordinate Voting Shares, or the consideration to be received on the exercise of any such options, rights, warrants or conversion or exchange rights is at a discount in excess of 5% to the Weighted Average Trading Price of such Subordinate Voting Shares on the stock exchange on which the greatest volume of trading in Subordinate Voting Shares occurs for the period of three Trading Days ending immediately prior to the day the price of the securities to be issued is determined, the Subordinate Voting Share Rate and the Conditional Conversion Rate, respectively, shall thereafter be equal to:


                                          1,000
                                        ---------
                                         (A - B)

                                where:

                                A       equals 1,000 divided by the Subordinate
                                Voting Share Rate and the Conditional Conversion Rate, respectively, in effect immediately prior to such event; and


                                B       equals the amount of the U.S. Currency
                                Equivalent of the per share value of the discount to the Weighted Average Trading

                                Price (calculated on the basis of the aggregate value of such discount divided by the number of Subordinate Voting Shares outstanding immediately prior to such event)."

                2.13    Section 5.4 is deleted and replaced by the following:

                                "Discretionary Adjustment.

                                In case the Company after the date hereof shall take any action affecting, or relating to, the Subordinate Voting Shares, other than any action described in sections 5.1, 5.2 and 5.3 which in the opinion of the Directors would prejudicially affect the rights of Holders upon conversion, the Subordinate Voting Share Rate and the Conditional Conversion Rate, respectively, shall be adjusted by the Directors, subject to the prior consent of the Recognized Exchanges on which the Subordinate Voting Shares are listed and, if requested pursuant to a Debentureholder's Request, review by an independent member of the Investment Dealers Association of Canada selected by the Trustee, in such manner, if any, and at such time, as the Directors may in their sole discretion determine to be fair and equitable in the circumstances to the Holders. Failure of the Directors to take action so as to provide for an adjustment on or prior to the effective date of any action by the Company affecting the Subordinate Voting Shares shall be conclusive evidence that the Directors have determined that it is fair and equitable to make no adjustment in the circumstances."



                2.14    Section 5.5 is deleted and replaced by the following:

                                "Changes Affecting Subordinate Voting Shares.

                                If and whenever at any time after the date hereof there shall be a reclassification of Subordinate Voting Shares (other than a subdivision or consolidation), a change of Subordinate Voting Shares into other shares or into other securities, a consolidation, amalgamation or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in a re-classification or change of the outstanding subordinate Voting Shares and other than any of the transactions contemplated in the Master and Purchase Agreement) (any such event being herein called a "CAPITAL REORGANIZATION"), any Holder who is entitled to receive Subordinate Voting Shares as a result of either the exercise by the Holder of his conversion right pursuant to
                                Section 4.1 or the conditional conversion pursuant to Section 4.2 or the exercise by the Company of its Share Redemption Right, Share Repayment Right or Interest in Kind Right after the effective date of such Reorganization Event shall be entitled to receive and shall accept, in lieu of Subordinate Voting Shares, such other securities (payment on which may be made free and clear of and without withholding or deduction for or on account of any Taxes) or other property (which securities or other property must be "prescribed securities" as defined in the Income Tax Act (Canada)), which such Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered Holder of Subordinate Voting Shares."

                2.15    Section 5.6(1) is deleted and replaced by the following:


                                The adjustments provided for in sections 5.1,
                                5.2 and 5.3 shall be cumulative and all
                                adjustments provided for in Article 5 shall be made successively. Notwithstanding the foregoing, no adjustment to the calculation of the Subordinate Voting Shares will be required unless the cumulative effect of such adjustment would result in a change of at least 1.00% to the Subordinate Voting Share Rate or to the Conditional Conversion Rate, respectively.


                2.16    Section 5.6(4) is deleted and replaced by the following:

                                "The Company shall from time to time immediately after the occurrence of any event which requires an adjustment in the Current Market Price of Subordinate Voting Shares, the Threshold Price, the Weighted Average Trading Price, the Subordinate Voting Share Rate or the Conditional Conversion Rate or the occurrence of a Capital Reorganization provide to the Trustee an Officers' Certificate specifying the nature of such event and the impact thereof on the terms of Debentures and setting forth in reasonable detail the method of calculation of any adjustment, upon which Certificate the Trustee may conclusively rely without any investigation. The Trustee shall be entitled to rely on the above-referenced Officer's Certificate and shall be under no duty or responsibility with respect to any such Certificate, except to exhibit the same from time to time to any Holder desiring an inspection thereof during reasonable business hours. The Trustee shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the number of Subordinate Voting Shares or other shares or property issuable on exercise of the conversion right hereunder or the Current Market Price of Subordinate Voting Shares, the Weighted Average Trading Price, the Subordinate

                                Voting Share Rate or the Conditional Conversion Rate or the occurrence of a Capital Reorganization, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value (or the kind or amount) of any Subordinate Voting Shares or other shares or property which may be issuable on exercise of the conversion right hereunder. The Trustee shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any Subordinate Voting Shares or share certificates or other common stock or property upon the exercise of the conversion right hereunder."

                2.17 Section 7.1(c) is deleted and replaced with the following:

                                "it will on the anniversary of the date hereof, and within 60 days after the end of each fiscal quarter of each fiscal year of the Company, beginning with the fiscal quarter ending September 30, 2001, deliver to the Trustee an Officers' Certificate that it has complied with all requirements contained in this Indenture and the Exchange Note Indenture that, if not complied with, would, with the giving of notice, lapse of time or otherwise, constitute an Event of Default, or, if there has been failure to comply, giving particulars thereof;"

                2.18 Section 7.1(g) is amended by replacing the reference therein to Section "4.2(2)" with "4.3(2)".

                2.19    Section 7.2 is deleted and replaced with the following:

                                "If the Company redeems, refinances or modifies any of the covenants in sections 4.03 through 4.12, inclusive, in either or both of the indentures governing the Company's 13 1/4% Senior Discount Notes due 2007 and its 10 1/2% Senior Discount Notes due 2007, the negative covenants of the Company in Schedule 7.2 hereof shall continue in full force and effect."

                2.20 Section 8.1(d) is deleted and replaced with the following:

                                "if there occurs with respect to any issue or issues of Indebtedness of the Company or any of its Significant Subsidiaries having an outstanding principal amount of (in the case of a Significant Subsidiary, on a basis proportional to the Company's equity interest therein) US$10,000,000 or more (i) a default in the payment of such Indebtedness at maturity or
                                (ii) an event of default that has caused the holder thereof to declare such Indebtedness to be due and payable prior to its maturity, and such Indebtedness has not been discharged in full or such failure to pay or acceleration, has not been rescinded or annulled within 30 days of such failure to pay or acceleration provided that an acceleration resulting from an Involuntary Event shall not constitute a default unless such Involuntary Event continues for 90 days; or"

                2.21 Section 8.1(g) is deleted and replaced with the following:

                                "if default is made in the performance or observance by the Company of any covenant or obligation under the provisions of the Exchange
                                Note Indenture or under the Exchange Notes which shall continue for 30 days after written notice specifying such default and requiring such default to be remedied shall have been given to the Company (i) by the trustee under the Exchange Note Indenture, (ii) by holders of 25% or more in aggregate principal amount of the Exchange Notes, or (iii) by a Debentureholder, in any case regardless of any waiver of such default granted by the trustee under the Exchange Note Indenture, including any amendments, modifications, supplements, renewals, extensions or restatements thereof, or by holders of the Exchange Notes, including any amendments, modifications, supplements, renewals, extensions or restatements thereof, other than any waiver of default which is binding on the holders of the Exchange Notes in respect of the following events of default under the Exchange Note Indenture (capitalized terms that follow are as defined in the Exchange Note Indenture): (x) any one or more of the TIWC Guarantee or the TIW Latin America Pledge ceases to remain in full force and effect, or the ClearWave Pledge fails to become and remain in full force and effect following the earlier of the permanent repayment in full of the Senior Credit Facility and October 2, 2002, or (y) failure of the Company or a Subsidiary of the Company to receive the company's proportionate share (based on the Company's ownership interest) of the Net Cash Proceeds from any sale of all or substantially all of the assets of Telpart, within six months of receipt of such Net Cash Proceeds by Telpart; or (z) the Company defaults in the redemption of any Exchange Note when the same becomes redeemable in accordance with the "Mandatory Redemption upon Certain Events" provisions of the Exchange Note Indenture; or "

                2.22    The following Section 8.1(h) is added:

                                "if default is made in the performance or observance by the Company of any covenant or obligation under the provisions of either the letter agreement dated May 31, 2001 between the Company and U.F. Investments (Barbados) Ltd. ("UFI") or the letter agreement dated August 28, 2001 between the Company and UFI, which shall continue for 30 days after written notice specifying such default and requiring such default to be remedied shall have been given to the Company by UFI."

                2.23 The definitions of "June 1997 Indenture" and October 1997 Indenture" in Section 15 of Schedule 7.2 are deleted and replaced by the following:

                                ""JUNE 1997 INDENTURE" means the indenture dated as of June 27, 1997 between TIWI, as Issuer, and The Bank of Nova Scotia Trust Company of New York, as Trustee, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof that existed on March 8, 2000.

                                ""OCTOBER 1997 INDENTURE" means the indenture dated as of October 29, 1997 between TIWI, as Issuer, and The Bank of Nova Scotia Trust Company of New York, as Trustee, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof that existed on March 8, 2000."

                2.24 The Schedule "A" to the Series A Indenture is hereby amended and restated as set forth in Schedule "A" hereto.

3.      CONFIRMATION OF SERIES A DEBENTURES

        All other terms and conditions of the Series A Indenture shall remain in full force and effect unamended.

4.      AMENDMENT OF SERIES B INDENTURE.

        The Series B Indenture is hereby amended as follows:

                4.1 The definition of "Conversion Date" in Section 1.1(1) is deleted and replaced by the following definition:

                        "CONVERSION DATE" means the second Business Day following the date on which a duly completed Conversion Notice, together with the Debenture to be converted, is delivered by a Holder to the Trustee pursuant to Article 4 hereof or, as the case may be, means the Units Issuer Bid Closing Date."

                4.2 The definition of "Exercised Amount" in Section 1.1(1) is amended by replacing the reference to Section "4.3(1)" with "4.4(1)".

                4.3 The definition of "New Series B Debentures" in Section 1.1(1) is deleted and replaced by the following definition:

                        ""NEW SERIES B DEBENTURES" means the new 7.75% Convertible Debentures, Series B due 2010, in the form of Schedule "A" hereto, to be issued hereunder pursuant to the Exchange Offer by the Company in exchange for its outstanding 7.75% Convertible Debentures, Series B due 2010 issued on March 10, 2000 and pursuant to the Interest in Kind Right."

                4.4 The definition of "Recognized Exchange" in Section 1.1.(1) is deleted and replaced by the following definition:

                        ""RECOGNIZED EXCHANGE" means any of The Toronto Stock Exchange, New York Stock Exchange, American Stock Exchange or NASDAQ."

                4.5 The definition of "Registered Amount" in Section 1.1(1) is amended by replacing the reference therein to Section "2.7(3)" with "4.4(1)".

                4.6 The definition of "Significant Subsidiaries" in Section 1.1(1) is deleted and replaced by the following definition:

                        "SIGNIFICANT SUBSIDIARIES" means Subsidiaries or Associates each of which, together with its Subsidiaries and Associates (i) for the most recent fiscal year of the Company, accounted for 10% or more of the consolidated revenues of the Company or (ii) as of the end of such fiscal year, was the owner of 10% or more of the consolidated assets of the Company, all as set forth on the most recently available consolidated financial statements of the Company for such fiscal year; provided, however, that each of Dolphin Telecom PLC and its Subsidiaries shall not be deemed a Significant Subsidiary so long as such entity (1) is not a Restricted Subsidiary as such term is defined under the Indenture, the Indenture providing for the issue of the Concurrent Purchase Debentures (the "UFI INDENTURE") or the High Yield Indentures, respectively, (2) is not a Significant Subsidiary as such term is defined under the UFI Indenture, (3) is not a significant Group Member as such term is defined under the High Yield Indentures or
                        (4) does not cause or permit to exist a default or an event of default under the provisions of any documentation governing the terms of any other Indebtedness of the Company or any Restricted Subsidiary, which provisions are analogous to Sections 8.1(d), 8.1(e) and 8.1(f) of the Indenture."

                4.7 Section 1.1(1) is amended by adding the following definitions:

                        ""CAPITALIZED INTEREST" means the interest accrued during the Interest Capitalization Period, but excludes the interest on Capitalized Interest."

                        "CONDITIONAL CONVERSION RATE" means, 495.77448 as adjusted from time to time pursuant to Article 5;"

                        ""ESD INDENTURE" means the indenture dated as of February 15, 1999 between the Issuer and Montreal Trust Company of Canada providing for the issue of the Equity Subordinated Debentures, as amended from time to time."

                        ""ESD ISSUER BID" means the issuer bid launched by the Company to repurchase its outstanding Equity Subordinated Debentures."

                        ""ESD CONSENT SOLICITATION" means the consent solicitation launched concurrently with the ESD Issuer Bid to amend the terms of the ESD Indenture."

                        ""ESD INDENTURE AMENDMENT" means the execution of an amended ESD Indenture pursuant to the ESD Consent Solicitation whereby holders of 66 2/3% or more of the Equity Subordinated Debentures shall have consented to the amendments proposed to the ESD Indenture, provided that such date shall not be later than the 10th calendar day following the ESD Issuer Bid Expiry Date."

                        ""ESD ISSUER BID EXPIRY DATE" means the date that is 35 calendar days following the ESD Issuer Bid Launch Date or, if the ESD Issuer Bid has been extended for one further period of 10 calendar days in accordance with its terms, the date that is 45 calendar days following the ESD Issuer Bid Launch Date."

                        ""ESD ISSUER BID LAUNCH DATE" means the date on which the Issuer shall mail the offer to purchase and offering circular pertaining to the ESD Issuer Bid to registered holders of the Equity Subordinate Debentures, which date shall not be later than November 30, 2001."

                        ""EXCHANGE NOTE INDENTURE" means the indenture dated as of September 18, 2001 between the Company, as Issuer, and The Bank of Nova Scotia Trust Company of New York, as Trustee, but not including any amendments, modifications, supplements, renewals, extensions or restatements thereof."

                        ""EXCHANGE NOTES" mean the 14% Senior Guaranteed Notes due December 30, 2003 issued by the Company pursuant to the Exchange Note Indenture, but not including any amendments, modifications, supplements, renewals, extensions or restatements thereof."

                        ""INTEREST CAPITALIZATION PERIOD" means the period extending from and including March 9, 2001 up to and including September 8, 2001."

                        ""JPMP" has the meaning attributed thereto in Section 8.1(h)."

                        "MASTER AND PURCHASE AGREEMENT" means the agreement between the Company, the Holders, Capital Communications CDPQ Inc. and

                        Telesystem Ltd, dated as of November -, 2001, providing for the issue and sale of up to $90,000,000 in special warrants and up to $15,000,000 in Subordinate Voting Shares pursuant to the exercise of a purchase warrant and whereby the Issuer and the Holders have agreed to enter into this Agreement, among other things, in the context of a recapitalization plan of the Company.

                        "MULTIPLE VOTING SHARES" means the multiple voting shares in the capital of the Company."

                        ""NASDAQ" means the Nasdaq National Market or the Nasdaq Small Cap Market."

                        ""UNITS" means the units each of which is comprised of one Class A subordinate voting share of ClearWave N.V. and an option to purchase 0.2 of a Subordinate Voting Share by surrending the Unit to the Company, which units were offered by the Company pursuant to a prospectus dated January 15, 2001."

                        ""UNITS ISSUER BID" means the exchange issuer bid to be launched by the Company on before December 14, 2001 to exchange its outstanding Units for Subordinate Voting Shares on the basis of 5.46 Subordinate Voting Shares per Unit."

                        ""UNITS ISSUER BID CLOSING DATE" means the date on which the Units tendered under the Units Issuer Bid are taken up by the Company and exchanged for Subordinate Voting Shares pursuant to the terms of the Units Issuer Bid, provided that such date shall not be later than the 10th calendar day following the Units Issuer Bid Expiry Date."

                        ""UNITS ISSUER BID EXPIRY DATE" means the date that is 35 calendar days following the Units Issuer Bid Launch Date or, if the Units Issuer Bid has been extended for one further period of 10 calendar days in accordance with its terms, the date that is 45 calendar days following the Units Issuer Bid Launch Date."

                        ""UNITS ISSUER BID LAUNCH DATE" means the date on which the Issuer shall mail the offer to purchase and offering circular pertaining to the Units Issuer Bid to registered holders of the Units, which date shall not be later than December 14, 2001."



                4.8 The first paragraph of Section 2.3 is deleted and replaced by the following:

                        "Each Debenture issued hereunder, whether issued originally, in exchange for another Debenture pursuant to Sections 2.13, 3.10 or 4.3 hereof, pursuant to the Exchange Offer or pursuant to the Interest in Kind Right, shall bear interest daily from and including March 10, 2000 (or in the case of any Debentures issued pursuant to the Interest in Kind Right, daily from and including their date of issue), or from and including the last Interest Payment Date on which interest shall have been paid or made available for payment on the outstanding Debentures, whichever shall be the later, to but excluding the earlier of:"

                4.9 Section 2.13 is amended by replacing the reference therein to Section "4.3" with "4.4".

                4.10 Sections 4.2 to 4.6 are deleted and replaced with the following:

                        "4.2 Conditional Conversion.

                        Subject to the ESD Indenture Amendment, each Holder shall convert, on the Units Issuer Bid Closing Date and simultaneously with the conversion of all outstanding Multiple Voting Shares into Subordinate Voting Shares, all of its outstanding Debentures plus any and all accrued but unpaid interest thereon, excluding the interest on such accrued interest, into that number of fully paid and non-assessable Subordinate Voting Shares equal to the product of (i) the quotient obtained by dividing the principal amount of Debentures outstanding plus the Capitalized Interest by $1,000 and (ii) the Conditional Conversion Rate. For the avoidance of doubt, following the conditional conversion provided in this
                        Section 4.2, any interest accrued from and including September 9, 2001 and up to and including the Conversion Date, but excluding the interest on the Capitalized Interest, shall be deemed cancelled and waived and shall not, then or in the future, be due and payable.



                        4.3 Conversion Procedure.


                        (1) In order to exercise the conversion privilege herein provided for at Section 4.1 or following the conditional conversion provided for at
                                Section 4.2, the Holder of any Debenture converted pursuant to Section 4.2 or to be converted pursuant to Section 4.1 shall surrender such Debenture to the Trustee at its corporate trust office in New York City or at such other place or places if any that are designated by the Company with the approval of the Trustee, with, in the case of a conversion pursuant to Section 4.1, the notice of exercise in the form of Schedule "C-2" (a "CONVERSION NOTICE") duly completed by such Holder or such Holder's duly authorized executors, administrators or other legal representative or attorney duly appointed by any individual in writing in the form and executed in the manner satisfactory to the Trustee acting reasonably, specifying the portion of the principal amount thereof which is to be converted. If any Subordinate Voting Shares into which such Debenture is to be converted are to be issued to a person or persons other than the registered Holder of such Debenture, such Debenture shall be accompanied by payment from the Holder to the Trustee of any transfer tax or government or other charge which may be payable by reason thereof. The completion by the Holder of any Debenture of the Conversion Notice, as the case may be, and the surrender of said Debenture shall be deemed and constitute a contract between the Holder of such Debenture (or such Holder's executors, administrators of other legal representative or attorney duly appointed, as the case may be) and the Company whereby:

                        (a) the Holder of such Debenture subscribes for the number of Subordinate Voting Shares which it shall be entitled to receive upon such conversion;

                        (b) the Holder of such Debenture releases the Company from all liability thereon or from all liability with respect to the portion of the principal amount thereof to be converted, as the case may be; and

                        (c) the Company agrees that the surrender of such Debenture for conversion constitutes full payment of the subscription price for the Subordinate Voting Shares issuable on such conversion.

                        (2) On the Conversion Date, the Company shall ensure that the following conditions are met (unless waived by the converting Holder):

                        (a) the Subordinate Voting Shares to be issued upon conversion are to be freely tradeable and free of resale restrictions under Applicable Securities Legislation in Canada;

                        (b) the listing of such additional Subordinate Voting Shares on each Recognized Exchange on which the Subordinate Voting Shares are then listed;

                        (c) the Company being a reporting issuer in good standing under Applicable Securities Legislation in Canada when the distribution of such Subordinate Voting Shares occurs;

                        (d) no Event of Default shall have occurred and be continuing;

                        (e) the receipt by the Trustee of an Officers' Certificate stating that conditions (a), (b),
                                (c) and (d) above have been satisfied and setting forth the number of Subordinate Voting Shares to be delivered for each US$1,000 principal amount of Debentures; and

                        (f) the receipt by the Trustee of an Opinion of Counsel to the effect that such Subordinate Voting Shares have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the principal amount of the Debentures outstanding, will be validly issued, fully paid and non-assessable, that conditions (a) and (b) above have been satisfied and that, relying exclusively on certificates of good standing issued by the relevant securities authorities, condition (c) above is satisfied, except that the opinion need not be expressed with respect to those provinces which do not issue such certificates.

                        4.4     Completion of Conversion.


                        (1) Subject to section 4.5, the Company shall deliver to the Trustee on account of the Holder for delivery to each Holder who has elected to convert such Holder's Debentures pursuant to section 4.1 or whose Debentures were converted pursuant to Section 4.2, as soon as practicable after the surrender of such Holder's Debentures in accordance with this Article 4, for each US$1,000 principal amount of Debentures which the Holder has elected or is deemed to have elected to convert (a) certificates for the Subordinate Voting Shares to which the Holder is entitled (which shall be made available to such Holder no later than the second Business Day following the Conversion Date), (b) interest accrued on such Debentures from the last date to which interest has been paid on such Debentures to, but excluding, the Conversion Date, (c) if the Holder has elected to convert a principal amount of Debentures (the "EXERCISED AMOUNT") which is less than the principal amount of all Debentures of which such person is the Holder immediately prior to such exercise (the "REGISTERED AMOUNT"), Debenture(s) registered in the name of such Holder in an aggregate principal amount equal to the amount by which the registered amount exceeds the exercised amount and (d) cash in lieu of any fractional Subordinate Voting Shares.

                        (2) All Debentures converted in whole or in part shall be delivered to and cancelled by the Trustee in accordance with Article 9 and the Trustee shall amend the register maintained by it pursuant to section 2.10 accordingly.

                        (3) The Company shall pay to the Trustee sufficient funds, by certified cheque or bank draft, in a timely manner, to permit the Trustee, on behalf of the Company, to make the interest payment, if any, required by section 4.4 and the payments, if any, required by section 4.5.


                        4.5     Fractional Shares.

                                No fractional Subordinate Voting Shares shall be delivered upon the conversion of Debentures but, in lieu thereof, the Company shall pay to the Trustee on account of the Holders, at the cash equivalent thereof in US Dollars (determined on the basis of the U.S. Currency Equivalent of the Weighted Average Trading Price of the Subordinate Voting Shares on the Business Day preceding the Conversion Date).

                        4.6     Relating to the Issue of Subordinate Voting
                                Shares.


                        (1) A Holder shall be treated as the shareholder of record of the Subordinate Voting Shares issued on conversion of his Debentures and the conversion shall be deemed to have occurred for all purposes, effective as of the Conversion Date, and to have become entitled to all substitutions therefor, all income earned thereon or accretions thereto and all dividends or distributions (including stock dividends and dividends or distributions in kind) thereon and arising thereafter and before such Subordinate Voting Shares are delivered or sent and in the event that the Trustee receives the same, it shall hold the same in trust for the benefit of such Holder.

                        (2) The Company shall at all times reserve and keep available out of its authorized Subordinate Voting Shares (if the number thereof is or becomes limited) solely for the purpose of issue and delivery upon conversion of Debentures as provided herein, and issue to Debentureholders who may exercise their conversion rights hereunder, such number of Subordinate Voting Shares as shall be issuable in such event. All Subordinate Voting Shares which shall be so issuable shall be duly and validly issued as fully paid and non-assessable.

                        (3) The Company shall comply with all Applicable Securities Legislation regulating the issue and delivery of Subordinate Voting Shares upon conversion of Debentures, and shall cause to be listed and posted for trading such Subordinate Voting Shares on each Recognized Exchange on which the Subordinate Voting Shares are then listed.


                        4.7 Taxes and Charges on the Issue of Subordinate Voting Shares.

Except as otherwise provided in section 4.4(1), the Company shall from time to time promptly pay or make provision satisfactory to the Trustee for the payment of all taxes and charges which may be imposed by the laws of Canada or any province thereof (except income tax (other than taxes required to be deducted or withheld as provided in section 2.7) or security transfer tax, if any) which shall be payable with respect to the issuance or delivery of Subordinate Voting Shares to Holders upon the conversion of Debentures pursuant to the terms of the Debentures and of this Indenture. The Company shall pay or hold the Trustee and each Holder harmless from all fees and expenses incurred in complying with applicable laws with respect to the issuance of Subordinate Voting Shares (including of the filing fees incurred in complying with the Hart-Scott-Rodino Antitrust Improvements Act of 1976), if necessary."


                4.11    Section 5.1 is deleted and replaced by the following:

                                "Adjustment Upon Consolidation or Subdivision.

                                If and whenever at any time after the date hereof, the outstanding Subordinate Voting Shares are subdivided or redivided into a greater number of Subordinate Voting Shares or are reduced, combined or consolidated into a smaller number of Subordinate Voting Shares, but excluding any such transaction contemplated in the Master and Purchase Agreement (each such event being referred to in this section as a "CHANGE"), the Subordinate Voting Share Rate and the Conditional Conversion Rate in effect immediately prior to such action shall thereafter be adjusted to the number of Subordinate Voting Shares which a Holder of that number of Subordinate Voting Shares equal to the Subordinate Voting Share Rate and Conditional Conversion Rate, respectively (prior to such adjustment), would have been entitled to receive as a result of such change on the effective date of such change. Any adjustment made shall become effective immediately after the effective date of such division or combination."

                4.12    Section 5.3 is deleted and replaced by the following:

                                "Adjustments as a Result of Certain
                                Distributions and Extraordinary Cash Dividends.

                                (1) If and whenever at any time after the date hereof the Company shall make a distribution of Distributed Property by way of a dividend, return of capital, rights offering, bonus issue or otherwise to Holders of all or substantially all of the Subordinate Voting Shares, but excluding any such transaction contemplated in the Master and Purchase Agreement, the Subordinate Voting Share

                                Rate and the Conditional Conversion Rate, respectively, shall thereafter be equal to:


                                          1,000
                                        ---------
                                         (A - B)

                                where:

                                A       equals 1,000 divided by the Subordinate
                                Voting Share Rate and the Conditional Conversion Rate, respectively, in effect immediately prior to the distribution; and

                                B       is a number equal to the U.S. Currency
                                Equivalent of the value of the Distributed
                                Property in respect of each Subordinate Voting Share as determined by the Directors, acting reasonably, which determination shall be conclusive.

                                (2) If and whenever at any time after the date hereof payment of a cash dividend by the Company results in an Extraordinary Cash Dividend in respect of the calendar year in which the dividend was paid, but excluding any such transaction contemplated in the Master and Purchase Agreement, the Subordinate Voting Share Rate and the Conditional Conversion Rate, respectively, shall thereafter be equal to:

                                          1,000
                                        ---------
                                         (A - B)

                                where:

                                A       equals 1,000 divided by the Subordinate
                                Voting Share Rate and the Conditional Conversion Rate, respectively, in effect immediately prior to the payment of the Extraordinary Cash Dividend; and

                                B       is a number equal to the amount of the
                                U.S. Currency Equivalent of the Extraordinary Cash Dividend in respect of each Subordinate Voting Share.

                                (3) If and whenever at any time after the date hereof the Company issues Subordinate Voting Shares or securities convertible into or exchangeable for Subordinate Voting Shares, or grants, issues or offers options, rights or warrants to subscribe for or purchase Subordinate Voting Shares or securities convertible into or exchangeable for Subordinate Voting Shares (other than (i) options, rights or warrants (or Subordinate Voting Shares issued upon exercise of such options, rights or warrants) which constitute Distributed Property within the meaning of section 5.3 above, (ii) stock options (or Subordinate Voting Shares issued upon exercise of such stock options) issued to directors, officers, employees or consultants of the Company, its Affiliates or any company in which the Corporation holds directly or indirectly more than 10% of the equity, the whole as permitted under Stock Option Plans in place from time to time, (iii) discounts negotiated at arms' length with underwriters in the context of distributions of the Company's securities to the public, (iv) pursuant to the exercise of conversion rights granted by the Company prior to the date of this Indenture or pursuant to the Debentures or Concurrent Purchase Debentures, (v) in connection with mergers and acquisitions (including to buy out minority interests in Subsidiaries or (vi) pursuant to any transactions contemplated in the Master and Purchase Agreement)), in any case where the price of such Subordinate Voting Shares, or the consideration to be received on the exercise of any such options, rights, warrants or conversion or exchange rights is at a discount in excess of 5% to the Weighted Average Trading Price of such Subordinate Voting Shares on the stock exchange on which the greatest volume of trading in Subordinate Voting Shares occurs for the period of three Trading Days ending immediately prior to the day the price of the securities to be issued is determined, the Subordinate Voting Share Rate and the Conditional Conversion Rate, respectively, shall thereafter be equal to:


                                          1,000
                                        ---------
                                         (A - B)

                                where:

                                A       equals 1,000 divided by the Subordinate
                                Voting Share Rate and the Conditional Conversion Rate, respectively, in effect immediately prior to such event; and


                                B       equals the amount of the U.S. Currency
                                Equivalent of the per share value of the discount to the Weighted Average Trading Price (calculated on the basis of the aggregate value of such discount divided by the number of Subordinate Voting Shares outstanding immediately prior to such event)."

                4.13    Section 5.4 is deleted and replaced by the following:

                                "Discretionary Adjustment.

                                In case the Company after the date hereof shall take any action affecting, or relating to, the Subordinate Voting Shares, other than any action described in sections 5.1, 5.2 and 5.3 which in the opinion of the Directors would prejudicially affect the rights of Holders upon conversion, the Subordinate Voting Share Rate and the Conditional Conversion Rate, respectively, shall be adjusted by the Directors, subject to the prior consent of the Recognized Exchanges on which the Subordinate Voting Shares are listed and, if requested pursuant to a Debentureholder's Request, review by an independent member of the Investment Dealers Association of Canada selected by the Trustee, in such manner, if any, and at such time, as the Directors may in their sole discretion determine to be fair and equitable in the circumstances to the Holders. Failure of the Directors to take action so as to provide for an adjustment on or prior to the effective date of any action by the Company affecting the Subordinate Voting Shares shall be conclusive evidence that the Directors have determined that it is fair and equitable to make no adjustment in the circumstances."

                4.14    Section 5.5 is deleted and replaced by the following:

                                "Changes Affecting Subordinate Voting Shares.

                                If and whenever at any time after the date hereof there shall be a reclassification of Subordinate Voting Shares (other than a subdivision or consolidation), a change of Subordinate Voting Shares into other shares or into other securities, a consolidation, amalgamation or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in a re-classification or change of the outstanding subordinate Voting Shares and other than any of the transactions contemplated in the Master and Purchase Agreement) (any such event being herein called a "CAPITAL REORGANIZATION"), any Holder who is entitled to receive Subordinate Voting Shares as a result of either the exercise by the Holder of his conversion right pursuant to
                                Section 4.1 or the conditional conversion pursuant to Section 4.2 or the exercise by the Company of its Share Redemption Right, Share Repayment Right or Interest in Kind Right after the effective date of such Reorganization Event shall be entitled to receive and shall accept, in lieu of Subordinate Voting Shares, such other securities (payment on which may be made free and clear of and without withholding or deduction for or on account of any Taxes) or other property (which securities or other property must be "prescribed securities" as defined in the Income Tax Act (Canada)), which such Holder would have been entitled to receive as a result of such

                                Capital Reorganization if, on the effective date thereof, the Holder had been the registered Holder of Subordinate Voting Shares."

                4.15    Section 5.6(1) is deleted and replaced by the following:


                                The adjustments provided for in sections 5.1,
                                5.2 and 5.3 shall be cumulative and all
                                adjustments provided for in Article 5 shall be made successively. Notwithstanding the foregoing, no adjustment to the calculation of the Subordinate Voting Shares will be required unless the cumulative effect of such adjustment would result in a change of at least 1.00% to the Subordinate Voting Share Rate or to the Conditional Conversion Rate, respectively.


                4.16    Section 5.6(4) is deleted and replaced by the following:

                                "The Company shall from time to time immediately after the occurrence of any event which requires an adjustment in the Current Market Price of Subordinate Voting Shares, the Threshold Price, the Weighted Average Trading Price, the Subordinate Voting Share Rate or the Conditional Conversion Rate or the occurrence of a Capital Reorganization provide to the Trustee an Officers' Certificate specifying the nature of such event and the impact thereof on the terms of Debentures and setting forth in reasonable detail the method of calculation of any adjustment, upon which Certificate the Trustee may conclusively rely without any investigation. The Trustee shall be entitled to rely on the above-referenced Officer's Certificate and shall be under no duty or responsibility with respect to any such Certificate, except to exhibit the same from time to time to any Holder desiring an inspection thereof during reasonable business hours. The Trustee shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the number of Subordinate Voting Shares or other shares or property issuable on exercise of the conversion right hereunder or the Current Market Price of Subordinate Voting Shares, the Weighted Average Trading Price, the Subordinate Voting Share Rate or the Conditional Conversion Rate or the occurrence of a Capital Reorganization, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value (or the kind or amount) of any Subordinate Voting Shares or other shares or property which may be issuable on exercise of the conversion right hereunder. The Trustee shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any Subordinate

                                Voting Shares or share certificates or other common stock or property upon the exercise of the conversion right hereunder."

                4.17 Section 7.1(c) is deleted and replaced with the following:

                                "it will on the anniversary of the date hereof, and within 60 days after the end of each fiscal quarter of each fiscal year of the Company, beginning with the fiscal quarter ending September 30, 2001, deliver to the Trustee an Officers' Certificate that it has complied with all requirements contained in this Indenture and the Exchange Note Indenture that, if not complied with, would, with the giving of notice, lapse of time or otherwise, constitute an Event of Default, or, if there has been failure to comply, giving particulars thereof;"

                4.18 Section 7.1(g) is amended by replacing the reference therein to Section "4.2(2)" with "4.3(2)".

                4.19    Section 7.2 is deleted and replaced with the following:

                                "If the Company redeems, refinances or modifies any of the covenants in sections 4.03 through 4.12, inclusive, in either or both of the indentures governing the Company's 13 1/4% Senior Discount Notes due 2007 and its 10 1/2% Senior Discount Notes due 2007, the negative covenants of the Company in Schedule 7.2 hereof shall continue in full force and effect."

                4.20 Section 8.1(d) is deleted and replaced with the following:

                                "if there occurs with respect to any issue or issues of Indebtedness of the Company or any of its Significant Subsidiaries having an outstanding principal amount of (in the case of a Significant Subsidiary, on a basis proportional to the Company's equity interest therein) US$10,000,000 or more (i) a default in the payment of such Indebtedness at maturity or
                                (ii) an event of default that has caused the holder thereof to declare such Indebtedness to be due and payable prior to its maturity, and such Indebtedness has not been discharged in full or such failure to pay or acceleration, has not been rescinded or annulled within 30 days of such failure to pay or acceleration provided that an acceleration resulting from an Involuntary Event shall not constitute a default unless such Involuntary Event continues for 90 days; or"

                4.21    The following Section 8.1(g) is added:

                                "if default is made in the performance or observance by the Company of any covenant or obligation under the provisions of the Exchange
                                Note Indenture or under the Exchange Notes which shall continue for 30 days after written notice specifying such default and requiring such default to be remedied shall have been given to the Company (i) by the trustee under the Exchange Note Indenture, (ii) by holders of 25% or more in aggregate principal amount of the Exchange Notes, or (iii) by a Debentureholder, in any case regardless of any waiver of such default granted by the trustee under the Exchange Note Indenture, including any amendments, modifications, supplements, renewals, extensions or restatements thereof, or by holders of the Exchange Notes, including any amendments, modifications, supplements, renewals, extensions or restatements thereof, other than any waiver of default which is binding on the holders of the Exchange Notes in respect of the following events of default under the Exchange Note Indenture (capitalized terms that follow are as defined in the Exchange Note Indenture): (x) any one or more of the TIWC Guarantee or the TIW Latin America Pledge ceases to remain in full force and effect, or the ClearWave Pledge fails to become and remain in full force and effect following the earlier of the permanent repayment in full of the Senior Credit Facility and October 2, 2002, or (y) failure of the Company or a Subsidiary of the Company to receive the company's proportionate share (based on the Company's ownership interest) of the Net Cash Proceeds from any sale of all or substantially all of the assets of Telpart, within six months of receipt of such Net Cash Proceeds by Telpart; or (z) the Company defaults in the redemption of any Exchange Note when the same becomes redeemable in accordance with the "Mandatory Redemption upon Certain Events" provisions of the Exchange Note Indenture; or"

                4.22    The following Section 8.1(h) is added:

                                "if default is made in the performance or observance by the Company of any covenant or obligation under the provisions of either the letter agreement dated May 31, 2001 between the Company and J.P. Morgan Partners (BHCA), L.P. ("JPMP") or the letter agreement dated August 28, 2001 between the Company and JPMP, which shall continue for 30 days after written notice specifying such default and requiring such default to be remedied shall have been given to the Company by JPMP."

                4.23 The definitions of "June 1997 Indenture" and October 1997 Indenture" in Section 15 of Schedule 7.2 are deleted and replaced by the following:

                                ""JUNE 1997 INDENTURE" means the indenture dated as of June 27, 1997 between TIWI, as Issuer, and The Bank of Nova

                                Scotia Trust Company of New York, as Trustee, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof that existed on March 8, 2000.

                                ""OCTOBER 1997 INDENTURE" means the indenture dated as of October 29, 1997 between TIWI, as Issuer, and The Bank of Nova Scotia Trust Company of New York, as Trustee, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof that existed on March 8, 2000."

                4.24 The Schedule "A" to the Series B Indenture is hereby amended and restated as set forth in Schedule "A" hereto.

5.      CONFIRMATION OF SERIES B INDENTURE

        All other terms and conditions of the Series B Indenture shall remain in full force and effect unamended.

6.      EXCHANGE OF THE DEBENTURES

                6.1 The Holders shall exchange the Debenture certificates outstanding on the date hereof for new Debenture certificates reflecting the amended terms and conditions of the Series A Indenture and of the Series B Indenture as stipulated in Schedules A and B of this Agreement and the exchange of said Debenture certificates shall not effect a novation of any Indebtedness of the Company owing to the Holders.

                6.2 Notice to the Holders of the exchange of existing Debentures for new Debentures is hereby deemed to have be given in accordance with the provisions of Sections
                        2.17 of the Series A Indenture and Section 2.17 of the Series B Indenture.

                6.3 The Company shall execute and the Trustee shall certify new Debenture certificates necessary to carry out the exchange of existing Debentures contemplated in Section
                        6.1 of this Agreement, pursuant to the exchange procedure set forth in section 2.13 of each of the Series A Indenture and of the Series B Indenture. All Debentures surrendered for exchange shall be cancelled by the Trustee.

                6.4 To the extent that any Holder does not surrender the Debenture(s) then held by it for exchange, such Debenture(s) shall be deemed cancelled and replaced by the new Debenture(s) delivered to the Trustee by the Company for exchange on the 10th Business Day following the delivery of the notice contemplated in Section 6.2 of this Agreement.

7.      EXTRAORDINARY RESOLUTION AND COVENANT OF SERIES A HOLDER

        By its execution of this Agreement, U.F. Investments (Barbados) Ltd, as holder of all outstanding Series A Debentures, confirms it:

                (i) agrees with the amendments to the Series A Indenture and the Series A Debentures and to the exchange of Series A Debentures contemplated herein;

                (ii) recognizes its execution of this Agreement shall constitute an Extraordinary Resolution (within the meaning ascribed to such expression in the Series A Indenture) for the purpose of authorizing all transactions described herein;

                (iii) irrevocably instructs the Trustee to execute this Agreement and to execute all other documents and perform all acts the Trustee will consider appropriate to give effect to this Agreement and the transactions contemplated herein;

                (iv) hereby surrenders its Series A Debenture certificate to the Trustee so that the Trustee may exchange said certificate for a certificate reflecting the amended terms of the Series A Debentures in accordance with the provisions of this Agreement.

8.      EXTRAORDINARY RESOLUTION AND COVENANT OF SERIES B HOLDER

        By their execution of this Agreement, J.P. Morgan Partners (BHCA), L.P., Asia Opportunity Fund, L.P., CAIP Co-Investment Fund Parallel Fund (I) C.V., CAIP Co-Investment Parallel Fund (II) C.V. and J.P. Morgan Asia Investment Partners, L.P., as holders of all outstanding Series B Debentures, confirm they:

                (i) agree with the amendments to the Series B Indenture and the Series B Debentures and to the exchange of Series B Debentures contemplated herein;

                (ii) recognize their execution of this Agreement shall constitute an Extraordinary Resolution (within the meaning ascribed to such expression in the Series B Indenture) for the purpose of authorizing all transactions described herein;

                (iii) irrevocably instruct the Trustee to execute this Agreement and to execute all other documents and perform all acts the Trustee will consider appropriate to give effect to this Agreement and the transactions contemplated herein;

                (iv) hereby surrender their Series B Debenture certificates to the Trustee so that the Trustee may exchange said certificates for certificates reflecting the amended terms of the Series B Debentures in accordance with the provisions of this Agreement.

9.      ENTIRE AGREEMENT

        This Agreement, the Series A Amendments and the Series B Amendments together constitute the entire understanding of the parties hereto with respect to the subject matter contained herein. In the event of any direct conflict between the provisions of this Agreement and the Series A Indenture or, as the case may be, the Series B Indenture, the provisions of this Agreement, the Series A Amendments and the Series B Amendments shall prevail.

10.     ENUREMENT

        This Agreement shall enure to the benefit of and be binding upon the parties, their successors and permitted assigns.

11.     GOVERNING LAW

        THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK, OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY RELATED DOCUMENT MAY BE BROUGHT EXCLUSIVELY IN EITHER THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK OR IN THE COURTS OF COMPETENT JURISDICTION OF THE PROVINCE OF QUEBEC AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY AND ASSETS, GENERALLY AND UNCONDITIONALLY THE JURISDICTION OF THE AFORESAID COURTS.

12.     COUNTERPARTS

        This Agreement may be executed in any number of counterparts, including by facsimile and all or such counterparts taken together shall be deemed to constitute one and the same instrument.


TO WITNESS THEIR AGREEMENT, the parties have duly executed this Agreement as of the date first set forth above.

TELESYSTEM                                     THE BANK OF NOVA SCOTIA
INTERNATIONAL WIRELESS                         TRUST COMPANY OF NEW
INC.                                           YORK, AS TRUSTEE


By:                                             By:
    ----------------------------                     ---------------------------



By:                                             By:
    ----------------------------                     ---------------------------

U.F. INVESTMENTS (BARBADOS) LTD.

By:
   --------------------------------
   Name:
   Title:


J.P. MORGAN PARTNERS (BHCA), L.P.

By: JPMP Master Fund Manager, L.P.,
    its General Partner

By: JPMP Capital Corp.,
    its General Partner


By:
   --------------------------------
    Name:
    Title:


ASIA OPPORTUNITY FUND, L.P.

By: Asia Opportunity Company,
    its General Partner

By:
   --------------------------------
    Name:
    Title:


CAIP CO-INVESTMENT FUND PARALLEL
FUND (I) C.V.

By: Asia Opportunity Company,
    its General Partner


By:
   --------------------------------
    Name:
    Title:

CAIP CO-INVESTMENT FUND PARALLEL
FUND (II) C.V.

By: Asia Opportunity Company,
    its General Partner


By:
   --------------------------------
    Name:
    Title:

J.P. MORGAN ASIA INVESTMENT
PARTNERS, L.P.

By: J.P. Morgan Asia Equity, L.P.,
    its General Partner

By: JPMP Asia Equity Company,
    a Managing General Partner


By:
   --------------------------------
    Name:
    Title:

         SCHEDULE "A" TO THE AMENDING AGREEMENT DATED NOVEMBER 28, 2001

                                  SCHEDULE "A"
               TO THE ANNEXED INDENTURE DATED AS OF MARCH 8, 2000
               BETWEEN TELESYSTEM INTERNATIONAL WIRELESS INC. AND
    THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK, AS TRUSTEE, AS AMENDED


                               FORM OF DEBENTURES


NO. -                 TELESYSTEM INTERNATIONAL WIRELESS INC.               US$-
                     (Incorporated under the laws of Canada)


                      7.75% CONVERTIBLE DEBENTURES SERIES A
                                Due March 9, 2010

TELESYSTEM INTERNATIONAL WIRELESS INC. (the "Company") for value received hereby promises to pay to the registered Holder hereof on March 9, 2010 (the "Maturity Date") or on such earlier date as the principal amount hereof may become due in accordance with the provisions of the Indenture hereinafter mentioned, the sum of

US DOLLARS (US$___________) in lawful money of the United States on presentation and surrender of this Debenture at the principal office in New York, New York of The Bank of Nova Scotia Trust Company of New York, and to pay interest on the outstanding principal amount hereof at the rate of 7.75% per annum from __________(1)or from the last interest payment date to which interest has been paid or made available for payment on the outstanding Debentures, whichever is later, at the said place, in like money in equal semi-annual installments in arrears on September 9 and March 9 in each year commencing _____________(2)after as well as before maturity and after as well as before default in payment of principal or interest.

As interest on this Debenture becomes due, the Company (except in the case of (i) interest payable at maturity, on conversion, on optional redemption or pursuant to a Change of Control, (ii) interest payable pursuant to the Interest in Kind Right and (iii) as may be otherwise agreed between a Holder and the Company), the Company, at least three days prior to each Interest Payment Date, shall forward or cause to be forwarded by prepaid post, to the Holder for the time being of the Debenture, at his address appearing on the appropriate register, or in the case of joint Holders, to the one whose name appears first on such register, a cheque for such interest payable to the order of such Holder or Holders and negotiable at par at each place at which interest upon this Debenture is payable. The forwarding of such cheque shall satisfy and discharge the liability for the interest on this Debenture to the extent of the sum represented thereby unless such cheque be not paid on presentation. In the circumstances set forth in the Indenture, a Holder


------------------------
(1) Insert "March 10, 2000" for Debentures issued on March 10, 2000 and all Debentures issued upon exchange or transfer thereof (including Debentures issued pursuant to the Second Amending Agreement). For Debentures issued pursuant to the Interest in Kind Right, insert the date of original issuance of such Debentures.

(2) Insert first regularly scheduled interest payment date after the date of original issuance for Debentures issued pursuant to the Interest in Kind Right. Insert "September 9, 2000" for all other Debentures.

shall be entitled to receive payment of such interest on the Interest Payment Date by wire transfer to an account maintained by such Holder.

The Company may, at its option, elect to satisfy its obligation to pay interest on this Debenture by delivering to the Holder, at such Holder's option, either
(i) that number of Subordinate Voting Shares freely tradeable under Applicable Securities Legislation in Canada obtained by dividing the aggregate Interest Amount due to that Holder by 95% of the Current Market Price of Subordinate Voting Shares on the applicable Interest Payment Date, or (ii) that principal amount of Debentures freely tradeable under Applicable Securities Legislation in Canada equal to the aggregate Interest Amount due to that Holder, subject to the denomination limitations described below.

The Company may elect to satisfy its obligation to pay the Redemption Amount of the Debentures at maturity or upon a tender following a Change of Control by delivering a number of Subordinate Voting Shares to the Trustee for sale such that the proceeds thereof equal the Redemption Amount. Upon receipt by the Trustee of such proceeds, the sole right of a holder of a Debenture in respect of the Redemption Amount will be to receive cash from the Trustee from the proceeds of the sale of such Subordinate Voting Shares.

This Debenture is one of the 7.75% Convertible Debentures due March 8, 2010 in the aggregate initial principal amount of US$150,000,000 in lawful money of the United States issued under an Indenture (the "INDENTURE") dated as of March 8, 2000 and made between the Company and The Bank of Nova Scotia Trust Company of New York, as Trustee, as amended. Reference is hereby made to the Indenture for a description of the rights of the Holders of the said Debentures, of the Company and of the Trustee and of the terms and conditions upon which the Debentures are issued and held, all to the same effect as if the provisions of the Indenture were herein set forth, to all of which provisions the Holder of this Debenture, by acceptance hereof, assents. All terms not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

The Debentures are issuable as fully registered Debentures in denominations of US$1,000 and integral multiples of US$1,000 and in other authorized denominations. The Debentures of any authorized denomination may be exchanged, as provided in the Indenture, for Debentures in same aggregate principal amount in any other authorized denomination.

This Debenture and all other Debentures certified and issued under the Indenture rank pari passu in accordance to their tenor without discrimination, preference or priority. The payment of the principal and interest on the Debentures is subordinated to the prior payment in full of Senior Liabilities. The Indenture does not restrict the Company from incurring additional Indebtedness for borrowed money or from mortgaging, pledging or charging its properties to secure any Indebtedness.

At any time on or prior to the last Business Day before the Maturity Date, the Holder shall have the right at its option to elect to convert this Debenture, or any portion of the principal amount thereof which is an integral multiple of US$1,000 into that number of fully paid and non-assessable Subordinate Voting Shares equal to the product of (i) the quotient obtained by dividing the principal amount of Debentures to be converted by US$1,000 and (ii) the Subordinate Voting Share Rate in effect on the Conversion Date.

The Subordinate Voting Share Rate means 4.73968, as may be adjusted from time to time pursuant to the terms of the Indenture.

Subject to the ESD Indenture Amendment, each Holder shall convert, on the Units Issuer Bid Closing Date and simultaneously with the conversion of all outstanding Multiple Voting Shares into Subordinate Voting Shares, all of its outstanding Debentures plus any and all accrued but unpaid interest thereon, excluding the interest on such accrued interest, into that number of fully paid and non-assessable Subordinate Voting Shares equal to the product of (i) the quotient obtained by dividing the principal amount of Debentures outstanding plus the Capitalized Interest by $1,000 and (ii) the Conditional Conversion Rate. The Conditional Conversion Rate means 495.77448 as may be adjusted from time to time pursuant to the terms of the Indenture. For the avoidance of doubt, following such conditional conversion, any interest accrued from and including September 9, 2001 and up to and including the Conversion Date, but excluding the interest on the Capitalized Interest, shall be deemed cancelled and waived and shall not, then or in the future, be due and payable.

In order to exercise the optional conversion privilege, or following the conditional conversion, herein provided for, the Holder of any Debenture to be converted or deemed converted, as the case may be, shall surrender such Debenture to the Trustee at its principal corporate trust office in New York City or at such other place or places if any that are designated by the Company with the approval of the Trustee, with the notice of exercise, in the case of the optional conversion, (a "CONVERSION NOTICE") duly completed by such Holder or such Holder's duly authorized executors, administrators or other legal representative or attorney duly appointed by any individual in writing in the form and executed in the manner satisfactory to the Trustee acting reasonably, specifying the portion of the principal amount thereof which is to be converted. If any Subordinate Voting Shares into which such Debenture is to be converted are to be issued to a person or persons other than the registered Holder of such Debenture, such Debenture shall be accompanied by payment from the Debentureholder to the Trustee of any transfer tax or government or other charge which may be payable by reason thereof. The completion by the Holder of any Debenture of the Conversion Notice, in the case of the optional conversion, and the surrender of said Debenture shall be deemed and constitute a contract between the Holder of such Debenture (or such Holder's executors, administrators of other legal representative or attorney duly appointed as the case may be) and the Company whereby:


        (a) the Holder of such Debenture subscribes for the number of Subordinate Voting Shares which it shall be entitled to receive upon such conversion;

        (b) the Holder of such Debenture releases the Company from all liability thereon or from all liability with respect to the portion of the principal amount thereof to be converted, as the case may be; and

        (c) the Company agrees that the surrender of such Debenture for conversion constitutes full payment of the subscription price for the Subordinate Voting Shares issuable on such conversion.

The Company shall have the right at its option to redeem all, but not less than all, of the Debentures outstanding hereunder on or after the fifth anniversary date of this Indenture and before the Maturity Date upon payment in lawful money of the United States of an amount for each US$1,000 principal amount of Debentures to be redeemed, equal to the aggregate of (i) US$1,000 and (ii) all accrued and unpaid interest thereon to but excluding the date fixed for redemption (the "REDEMPTION AMOUNT"), which date shall be an Interest Payment Date. The Company shall satisfy the Redemption Amount, at its option, either in cash or by the delivery of that number of freely tradeable Subordinate Voting Shares free of resale restrictions under Applicable Securities Legislation in Canada as provided in section 3.7 of the Indenture provided, however, that such right of redemption by the delivery of Subordinate Voting Shares may only be exercised if the Weighted Average Trading Price of the Subordinate Voting Shares (as defined in the Indenture) is, equal to or greater than the Threshold Price. The Threshold Price is US$274.280, as may be adjusted from time to time pursuant to the terms of the Indenture.

Upon a Change of Control, the Company shall offer to redeem this Debenture, in whole or in part, for an amount equal to the Redemption Amount.

The Company shall also have the right to purchase for cancellation the Debentures in the open market or by tender or by private contract at any price. Debentures purchased by the Company shall be cancelled and shall not be reissued.

The principal hereof may become or be declared due before the stated maturity on the conditions, in the manner, with the effect and at the time set forth in the Indenture.

The Indenture contains provisions for the holding of meetings of Debentureholders and rendering resolutions passed at such meetings and instruments in writing signed by the Holders of 66-2/3% of the Debentures outstanding binding upon all Debentureholders subject to the provision of the Indenture.

This Debenture may only be transferred upon compliance with the conditions precedent in the Indenture on one of the registers to be kept at the offices of the Trustee in New York City and in such other place or places as the Company with the approval of the Trustee may designate, and/or by such other registrar or registrars, if any, as the Company with the approval of the Trustee may designate, and may be exchanged at any such place, by the registered Holder hereof or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, and upon compliance with such reasonable requirements as the Trustee and/or other registrar may prescribe, and such transfer shall be duly noted thereon by the Trustee or other registrar.

This Debenture shall not become obligatory for any purpose until it shall have been certified by the Trustee for the time being under the Indenture.

The Holder of this Debenture, by receiving and holding same, hereby accepts and agrees to be bound by the terms, and to be entitled to the benefits of this Debenture and of the Indenture and confirms the appointment of the Trustee as attorney of the Holder of the Debenture to the extent necessary for the purposes hereof and of the Indenture, the whole in accordance with and subject to the respective provisions thereof.

IN WITNESS WHEREOF TELESYSTEM INTERNATIONAL WIRELESS INC. has caused this Debenture to be signed by its Vice-President - Finance and by its General Counsel and Secretary.

DATED as of the ____th day of________ .(3)




                                          TELESYSTEM INTERNATIONAL
                                          WIRELESS INC.



                                          By:
                                              ----------------------------------
                                               Vice-President - Finance



                                              ----------------------------------
                                          By:  General Counsel and Secretary






------------------------
(3) Insert "March 10, 2000" for Debentures issued on March 10, 2000 and all Debentures issued upon exchange or transfer thereof (including Debentures issued pursuant to the Second Amending Agreement). For Debentures issued pursuant to the Additional Purchase Option or the Interest in Kind Right, insert the date of original issuance of such Debentures.

                          FORM OF TRUSTEE'S CERTIFICATE

                              TRUSTEE'S CERTIFICATE

        This Debenture is one of the 7.75% Convertible Debentures referred to in the Indenture within mentioned.


                                           THE BANK OF NOVA SCOTIA TRUST
                                           COMPANY OF NEW YORK, Trustee

                                           By:
                                              ---------------------------------
                                               Authorized Signing Officer


                              (FORM OF ASSIGNMENT)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________, whose address and social insurance number, if applicable, are set forth below, this Debenture (or US$- principal amount hereof of 7.75% Convertible Debentures, Series A due 2010) of TELESYSTEM INTERNATIONAL WIRELESS INC. standing in the name(s) of the undersigned in the register maintained by the Company with respect to such Debenture and does hereby irrevocably constitute and appoint ______________________________________
Attorney to transfer such Debenture in such register, with full power of substitution in the premises.

Dated: ____________________
Address of Transferee:

Social Insurance Number of Transferee, if applicable: __________________________

    * If less than the full principal amount of the Debenture is to be transferred, indicate in the space provided the principal amount (which must be US$1,000 or an integral multiple thereof) to be transferred.

    1. The signature(s) to this assignment must correspond with the name(s) as written upon the face of this Debenture in every particular without alteration or any change whatsoever. The signature(s) must be guaranteed by an institution which is a participant in the securities transfer agent medallion stamp program ("STAMP") or similar program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

    2. The registered Holder of this Debentures is responsible for the payment of any documentary, stamp or other transfer taxes that may be payable in respect of the transfer of this Debenture.


Signature Guaranteed:
Authorized Officer

         SCHEDULE "B" TO THE AMENDING AGREEMENT DATED NOVEMBER 28, 2001

                                  SCHEDULE "A"
               TO THE ANNEXED INDENTURE DATED AS OF MARCH 8, 2000
               BETWEEN TELESYSTEM INTERNATIONAL WIRELESS INC. AND
    THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK, AS TRUSTEE, AS AMENDED


                               FORM OF DEBENTURES


NO. -                TELESYSTEM INTERNATIONAL WIRELESS INC.                 US$-
                     (Incorporated under the laws of Canada)


                      7.75% CONVERTIBLE DEBENTURES SERIES B
                                Due March 9, 2010

TELESYSTEM INTERNATIONAL WIRELESS INC. (the "Company") for value received hereby promises to pay to the registered Holder hereof on March 9, 2010 (the "Maturity Date") or on such earlier date as the principal amount hereof may become due in accordance with the provisions of the Indenture hereinafter mentioned, the sum of

US DOLLARS (US$___________) in lawful money of the United States on presentation and surrender of this Debenture at the principal office in New York, New York of The Bank of Nova Scotia Trust Company of New York, and to pay interest on the outstanding principal amount hereof at the rate of 7.75% per annum from ____________(1) or from the last interest payment date to which interest has been paid or made available for payment on the outstanding Debentures, whichever is later, at the said place, in like money in equal semi-annual installments in arrears on September 9 and March 9 in each year commencing ___________ (2) after as well as before maturity and after as well as before default in payment of principal or interest.

As interest on this Debenture becomes due, the Company (except in the case of (i) interest payable at maturity, on conversion, on optional redemption or pursuant to a Change of Control, (ii) interest payable pursuant to the Interest in Kind Right and (iii) as may be otherwise agreed between a Holder and the Company), the Company, at least three days prior to each Interest Payment Date, shall forward or cause to be forwarded by prepaid post, to the Holder for the time being of the Debenture, at his address appearing on the appropriate register, or in the case of joint Holders, to the one whose name appears first on such register, a cheque for such interest payable to the order of such Holder or Holders and negotiable at par at each place at which interest upon this Debenture is payable. The forwarding of such cheque shall satisfy and discharge the liability for the interest on this Debenture to the extent of the sum represented thereby unless such cheque be not paid on presentation. In the circumstances set forth in the Indenture, a Holder




------------------------
(1) Insert "March 10, 2000" for Debentures issued on March 10, 2000 and all Debentures issued upon exchange or transfer thereof (including Debentures issued pursuant to the Second Amending Agreement). For Debentures issued pursuant to the Interest in Kind Right, insert the date of original issuance of such Debentures.

(2) Insert first regularly scheduled interest payment date after the date of original issuance for Debentures issued pursuant to the Interest in Kind Right. Insert "September 9, 2000" for all other Debentures.

shall be entitled to receive payment of such interest on the Interest Payment Date by wire transfer to an account maintained by such Holder.

The Company may, at its option, elect to satisfy its obligation to pay interest on this Debenture by delivering to the Holder, at such Holder's option, either
(i) that number of Subordinate Voting Shares freely tradeable under Applicable Securities Legislation in Canada obtained by dividing the aggregate Interest Amount due to that Holder by 95% of the Current Market Price of Subordinate Voting Shares on the applicable Interest Payment Date, or (ii) that principal amount of Debentures freely tradeable under Applicable Securities Legislation in Canada equal to the aggregate Interest Amount due to that Holder, subject to the denomination limitations described below.

The Company may elect to satisfy its obligation to pay the Redemption Amount of the Debentures at maturity or upon a tender following a Change of Control by delivering a number of Subordinate Voting Shares to the Trustee for sale such that the proceeds thereof equal the Redemption Amount. Upon receipt by the Trustee of such proceeds, the sole right of a holder of a Debenture in respect of the Redemption Amount will be to receive cash from the Trustee from the proceeds of the sale of such Subordinate Voting Shares.

This Debenture is one of the 7.75% Convertible Debentures due March 9, 2010 in the aggregate initial principal amount of US$150,000,000 in lawful money of the United States issued under an Indenture (the "INDENTURE") dated as of March 8, 2000 and made between the Company and The Bank of Nova Scotia Trust Company of New York, as Trustee, as amended. Reference is hereby made to the Indenture for a description of the rights of the Holders of the said Debentures, of the Company and of the Trustee and of the terms and conditions upon which the Debentures are issued and held, all to the same effect as if the provisions of the Indenture were herein set forth, to all of which provisions the Holder of this Debenture, by acceptance hereof, assents. All terms not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

The Debentures are issuable as fully registered Debentures in denominations of US$1,000 and integral multiples of US$1,000 and in other authorized denominations. The Debentures of any authorized denomination may be exchanged, as provided in the Indenture, for Debentures in same aggregate principal amount in any other authorized denomination.

This Debenture and all other Debentures certified and issued under the Indenture rank pari passu in accordance to their tenor without discrimination, preference or priority. The payment of the principal and interest on the Debentures is subordinated to the prior payment in full of Senior Liabilities. The Indenture does not restrict the Company from incurring additional Indebtedness for borrowed money or from mortgaging, pledging or charging its properties to secure any Indebtedness.

At any time on or prior to the last Business Day before the Maturity Date, the Holder shall have the right at its option to elect to convert this Debenture, or any portion of the principal amount thereof which is an integral multiple of US$1,000 into that number of fully paid and non-assessable Subordinate Voting Shares equal to the product of (i) the quotient obtained by dividing the principal amount of Debentures to be converted by US$1,000 and (ii) the Subordinate Voting Share Rate in effect on the Conversion Date.

The Subordinate Voting Share Rate means 4.73968, as may be adjusted from time to time pursuant to the terms of the Indenture.

Subject to the ESD Indenture Amendment, each Holder shall convert, on the Units Issuer Bid Closing Date and simultaneously with the conversion of all outstanding Multiple Voting Shares into Subordinate Voting Shares, all of its outstanding Debentures plus any and all accrued but unpaid interest thereon, excluding the interest on such accrued interest, into that number of fully paid and non-assessable Subordinate Voting Shares equal to the product of (i) the quotient obtained by dividing the principal amount of Debentures outstanding plus the Capitalized Interest by $1,000 and (ii) the Conditional Conversion Rate. The Conditional Conversion Rate means 495.77448 as may be adjusted from time to time pursuant to the terms of the Indenture. For the avoidance of doubt, following such conditional conversion, any interest accrued from and including September 9, 2001 and up to and including the Conversion Date, but excluding the interest on the Capitalized Interest, shall be deemed cancelled and waived and shall not, then or in the future, be due and payable.

In order to exercise the optional conversion privilege, or following the conditional conversion, herein provided for, the Holder of any Debenture to be converted or claimed converted, as the case may be, shall surrender such Debenture to the Trustee at its principal corporate trust office in New York City or at such other place or places if any that are designated by the Company with the approval of the Trustee, with the notice of exercise, in the case of the optional conversion, (a "CONVERSION NOTICE") duly completed by such Holder or such Holder's duly authorized executors, administrators or other legal representative or attorney duly appointed by any individual in writing in the form and executed in the manner satisfactory to the Trustee acting reasonably, specifying the portion of the principal amount thereof which is to be converted. If any Subordinate Voting Shares into which such Debenture is to be converted are to be issued to a person or persons other than the registered Holder of such Debenture, such Debenture shall be accompanied by payment from the Debentureholder to the Trustee of any transfer tax or government or other charge which may be payable by reason thereof. The completion by the Holder of any Debenture of the Conversion Notice, in the case of the optional conversion, and the surrender of said Debenture shall be deemed and constitute a contract between the Holder of such Debenture (or such Holder's executors, administrators of other legal representative or attorney duly appointed as the case may be) and the Company whereby:


        (a) the Holder of such Debenture subscribes for the number of Subordinate Voting Shares which it shall be entitled to receive upon such conversion;

        (b) the Holder of such Debenture releases the Company from all liability thereon or from all liability with respect to the portion of the principal amount thereof to be converted, as the case may be; and

        (c) the Company agrees that the surrender of such Debenture for conversion constitutes full payment of the subscription price for the Subordinate Voting Shares issuable on such conversion.

The Company shall have the right at its option to redeem all, but not less than all, of the Debentures outstanding hereunder on or after the fifth anniversary date of this Indenture and before the Maturity Date upon payment in lawful money of the United States of an amount for each US$1,000 principal amount of Debentures to be redeemed, equal to the aggregate of (i) US$1,000 and (ii) all accrued and unpaid interest thereon to but excluding the date fixed for redemption (the "REDEMPTION AMOUNT"), which date shall be an Interest Payment Date. The Company shall satisfy the Redemption Amount, at its option, either in cash or by the delivery of that number of freely tradeable Subordinate Voting Shares free of resale restrictions under Applicable Securities Legislation in Canada as provided in section 3.7 of the Indenture provided, however, that such right of redemption by the delivery of Subordinate Voting Shares may only be exercised if the Weighted Average Trading Price of the Subordinate Voting Shares (as defined in the Indenture) is, equal to or greater than the Threshold Price. The Threshold Price is US$274.280, as may be adjusted from time to time pursuant to the terms of the Indenture.

Upon a Change of Control, the Company shall offer to redeem this Debenture, in whole or in part, for an amount equal to the Redemption Amount.

The Company shall also have the right to purchase for cancellation the Debentures in the open market or by tender or by private contract at any price. Debentures purchased by the Company shall be cancelled and shall not be reissued.

The principal hereof may become or be declared due before the stated maturity on the conditions, in the manner, with the effect and at the time set forth in the Indenture.

The Indenture contains provisions for the holding of meetings of Debentureholders and rendering resolutions passed at such meetings and instruments in writing signed by the Holders of 66-2/3% of the Debentures outstanding binding upon all Debentureholders subject to the provision of the Indenture.

This Debenture may only be transferred upon compliance with the conditions precedent in the Indenture on one of the registers to be kept at the offices of the Trustee in New York City and in such other place or places as the Company with the approval of the Trustee may designate, and/or by such other registrar or registrars, if any, as the Company with the approval of the Trustee may designate, and may be exchanged at any such place, by the registered Holder hereof or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, and upon compliance with such reasonable requirements as the Trustee and/or other registrar may prescribe, and such transfer shall be duly noted thereon by the Trustee or other registrar.

This Debenture shall not become obligatory for any purpose until it shall have been certified by the Trustee for the time being under the Indenture.

The Holder of this Debenture, by receiving and holding same, hereby accepts and agrees to be bound by the terms, and to be entitled to the benefits of this Debenture and of the Indenture and confirms the appointment of the Trustee as attorney of the Holder of the Debenture to the extent necessary for the purposes hereof and of the Indenture, the whole in accordance with and subject to the respective provisions thereof.

IN WITNESS WHEREOF TELESYSTEM INTERNATIONAL WIRELESS INC. has caused this Debenture to be signed by its Vice-President - Finance and by its Vice-President, General Counsel and Secretary.

DATED as of the ________th day of __________(3)





                                             TELESYSTEM INTERNATIONAL
                                             WIRELESS INC.


                                             By:
                                                 -------------------------------
                                                  Vice-President - Finance


                                             By:
                                                 -------------------------------
                                                  General Counsel and Secretary



------------------------
(3) Insert "March 10, 2000" for Debentures issued on March 10, 2000 and all Debentures issued upon exchange or transfer thereof (including Debentures issued pursuant to the Second Amending Agreement). For Debentures issued pursuant to the Interest in Kind Right, insert the date of original issuance of such Debentures.

                          FORM OF TRUSTEE'S CERTIFICATE


                              TRUSTEE'S CERTIFICATE

        This Debenture is one of the 7.75% Convertible Debentures referred to in the Indenture within mentioned.

                                                THE BANK OF NOVA SCOTIA TRUST
                                                COMPANY OF NEW YORK, Trustee

                                                By:
                                                    ----------------------------
                                                     Authorized Signing Officer

                              (FORM OF ASSIGNMENT)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________, whose address and social insurance number, if applicable, are set forth below, this Debenture (or US$- principal amount hereof of 7.75% Convertible Debentures, Series B due 2010) of TELESYSTEM INTERNATIONAL WIRELESS INC. standing in the name(s) of the undersigned in the register maintained by the Company with respect to such Debenture and does hereby irrevocably constitute and appoint ______________________________________
Attorney to transfer such Debenture in such register, with full power of substitution in the premises.

Dated: ____________________
Address of Transferee:

Social Insurance Number of Transferee, if applicable: __________________________

    * If less than the full principal amount of the Debenture is to be transferred, indicate in the space provided the principal amount (which must be US$1,000 or an integral multiple thereof) to be transferred.

    1. The signature(s) to this assignment must correspond with the name(s) as written upon the face of this Debenture in every particular without alteration or any change whatsoever. The signature(s) must be guaranteed by an institution which is a participant in the securities transfer agent medallion stamp program ("STAMP") or similar program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

    2. The registered Holder of this Debentures is responsible for the payment of any documentary, stamp or other transfer taxes that may be payable in respect of the transfer of this Debenture.

Signature Guaranteed:
Authorized Officer